SEGMENT INFORMATION
                   TECHNE CORPORATION AND SUBISIDARIES
                  (in thousands of $'s, except per share data)


                                                        Increase(Decrease)
                                 Fiscal 2006            From Fiscal 2005
                              ---------------------     ------------------
                              First        Percent      First
                              Quarter      Of Sales     Quarter
                              -------      --------     -------
Sales                          47,709       100%          6,790
Cost of sales                  11,096        23%          2,209
                              -------       ----        -------
Gross margin                   36,613        77%          4,581

Gross margin percentage         76.7%

SG&A expense                    6,454        14%            820
R&D expense                     4,717        10%             29
Amortization expense              492         1%            187
Interest expense                  223         --            (22)
Interest income                  (974)       (2%)            79
Other non-operating ex., net      211         --           (255)
                              -------      --------     -------
                               11,123        23%            838
                              -------      --------     -------
Earnings before income taxes   25,490        54%          3,743
Income taxes                    8,489        18%            934
                              -------      --------     -------
                               17,001        36%          2,809
                              =======      ========     =======

Diluted earnings per share       0.43
Weighted average diluted
    shares outstanding         39,669




                               BIOTECHNOLOGY  (1)
                              (in thousands of $'s)


                                                        Increase(Decrease)
                                 Fiscal 2006            From Fiscal 2005
                              ---------------------     ------------------
                              First        Percent      First
                              Quarter      Of Sales     Quarter
                              -------      --------     -------
Sales                          37,599        100%         6,908
Intersegment sales             (5,299)                     (495)
                              -------                   -------
                               32,300                     6,413

Cost of sales                   8,470         23%         2,359
Intersegment sales             (5,323)                     (567)
                              -------      --------     -------
                                3,147                     1,792

Gross margin                   29,153         77%         4,621

Gross margin percentage         77.5%

SG&A expense                    3,639         10%           666
R&D expense                     4,532         12%            32
Amortization expense              492          1%           187
Interest, net                    (268)        (1%)          146
                              -------      --------     -------
                                8,395         22%         1,031
                              -------      --------     -------
Pretax result                  20,758         55%         3,590
                              =======      ========     =======

(1) Fiscal 2006 includes R&D Systems' Biotechnology Division, Fortron Bio Science, Inc., and BiosPacific, Inc.




                            R&D SYSTEMS EUROPE
                    (in thousands of British pounds)

                                                        Increase(Decrease)
                                 Fiscal 2006            From Fiscal 2005
                              ---------------------     ------------------
                              First        Percent      First
                              Quarter      Of Sales     Quarter
                              -------      --------     -------
Sales                           6,690        100%           610
Cost of sales                   3,292         50%           361
                              -------      --------     -------
Gross margin                    3,398         50%           249

Gross margin percentage         50.8%

SG&A expense                    1,004         15%            54
Interest income                  (326)        (5%)          (72)
Exchange loss/(gain)               15          --           (11)
                              -------      --------     -------
                                  693         10%           (29)
                              -------      --------     -------
Pretax result                   2,705         40%           278
                              =======      ========     =======



                             R&D SYSTEMS EUROPE
                             (in thousands of $'s)

                                                        Increase(Decrease)
                                 Fiscal 2006            From Fiscal 2005
                              ---------------------     ------------------
                              First        Percent      First
                              Quarter      Of Sales     Quarter
                              -------      --------     -------
Sales                          11,875        100%           856
Cost of sales                   5,844         50%           532
                              -------      --------     -------
Gross margin                    6,031         50%           324

Gross margin percentage         50.8%

SG&A expense                    1,782         15%            60
Interest income                  (579)        (5%)         (119)
Exchange loss                      28          --           (19)
                              -------      --------     -------
                                1,231         10%           (78)
                              -------      --------     -------
Pretax result                   4,800         40%           402
                              =======      ========     =======



                                  HEMATOLOGY
                             (in thousands of $'s)

                                                        Increase(Decrease)
                                 Fiscal 2006            From Fiscal 2005
                              ---------------------     ------------------
                              First        Percent      First
                              Quarter      Of Sales     Quarter
                              -------      --------     -------
Sales                           3,534        100%          (479)
Cost of sales                   2,105         60%          (115)
                              -------      --------     -------
Gross margin                    1,429         40%          (364)

Gross margin percentage         40.4%

SG&A expense                      384         11%           (25)
R&D expense                       185          5%            (3)
Interest, net                     (37)        (1%)           19
                              -------      --------     -------
                                  532         15%            (9)
                              -------      --------     -------
Pretax result                     897         25%          (355)
                              =======      ========     =======



                            CORPORATE AND OTHER (2)
                              (in thousands of $'s)

                                                Increase(Decrease)
                              Fiscal 2006       From Fiscal 2005
                              -----------       ------------------
                                 First               First
                                Quarter             Quarter
                                -------             -------

Interest income                      90                  48
Rental income                       342                 323
                                -------             -------
                                    432                 371

SG&A expense                        649                 119
Interest expense                    223                  59
Other-Hemerus losses                 82                  79
Other-Building expenses             443                   8
                                -------             -------
                                  1,397                 265
                                -------             -------
Pretax result                      (965)                106
                                =======             =======


(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC.